IDEX MUTUAL FUNDS
                 IDEX GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
              SUPPLEMENT DATED FEBRUARY 8, 2000 TO PROSPECTUS DATED
                NOVEMBER 1, 1999, AS SUPPLEMENTED JANUARY 1, 2000

IDEX GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY:

The following replaces the information in the second paragraph of the right hand column of "IDEX GE/Scottish Equitable International Equity - Principal Strategies and Policies" on page 28:

NOTE: At a Shareholders' Meeting held on February 8, 2000, shareholders of the fund approved GEIM as sole sub-adviser of the fund effective March 1, 2000. On that date, SEIM will no longer serve as co-sub-adviser of the fund.

ISF00019